UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2024

UNITED HOMES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39936	85-3460766
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

917 Chapin Road Chapin, South Carolina	29036
(Address of principal executive offices)	(Zip Code)

(844) 766-4663

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares, par value $0.0001 per share	UHG	The Nasdaq Stock Market LLC
Warrants, each exercisable for one Class A Common Share for $11.50 per share	UHGWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 26, 2024, United Homes Group, Inc. (the “Company”) entered into the Second Amendment to the Second Amended and Restated Credit Agreement and Omnibus Amendment to Loan Documents (the “Second Amendment”), amending the Second Amended and Restated Credit Agreement (as amended, the “Credit Agreement”), by and among the Company, Great Southern Homes, Inc., a South Carolina corporation and a wholly-owned subsidiary of the Company (“GSH”), Rosewood Communities, Inc., a South Carolina corporation and a wholly-owned subsidiary of the Company (“Rosewood”), Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), Wells Fargo Securities, LLC, as the sole Lead Arranger and sole Bookrunner, and the lenders party thereto (the “Lenders”). Capitalized terms used and not otherwise defined herein have the meanings given them in the Credit Agreement and the Second Amendment.

The Second Amendment establishes a process for the joinder of additional subsidiary borrowers of the Company. In connection with the Second Amendment, Rosewood was joined, jointly and severally with the Company and GSH, as a Borrower to the Credit Facility. Additional changes to the Credit Agreement pursuant to the Second Amendment authorize the Company to make certain Permitted Investments when adhering to specific requirements and restrictions set forth in the Credit Agreement as amended.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of Second Amendment which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On January 29, 2024, the Company issued a press release announcing its acquisition of the homebuilding assets of Creekside Custom Homes, LLC, a homebuilder based in Myrtle Beach, South Carolina. The press release is being furnished hereto as Exhibit 99.1.

The information in this Item 7.01 disclosure, including Exhibit 99.1 and the information set forth therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

10.1*	Second Amendment to the Second Amended and Restated Credit Agreement and Omnibus Amendment to Loan Documents, dated as of January 26, 2024, among United Homes Group, Inc., Great Southern Homes, Inc., Rosewood Communities, Inc., Wells Fargo Bank, National Association, and the lenders party thereto
99.1	Press Release, dated January 29, 2024
104	Cover page interactive data file (embedded within the Inline XBRL document)

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to supplementally furnish copies of any omitted schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2024

United Homes Group, Inc.

By:	/s/ Keith Feldman
Name:	Keith Feldman
Title:	Chief Financial Officer